UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 2, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-51290                    52-1841431
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                      07632
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(Address of principal executive offices)                              (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                           On August 2, 2006, EpiCept Corporation (the
                  "Registrant") issued a press release announcing its operating and financial results for the second quarter ended June 30, 2006. A copy of the press release is being furnished as
                  Exhibit 99.1 to this Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  (c) Exhibits

                  99.1 Press release of EpiCept Corporation, dated August 2, 2006, announcing the operating and financial results for the second quarter ended June 30, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 EPICEPT CORPORATION


                                                 /s/ ROBERT W. COOK
                                                 -------------------------------
                                                 Name:   Robert W. Cook
                                                 Title:  Chief Financial Officer

Date:  August 8, 2006




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                                  EXHIBIT INDEX

    EXHIBIT                                 DESCRIPTION
    -------                                 -----------

     99.1 Press release of EpiCept Corporation, dated August 2, 2006, announcing the operating and financial results for the second quarter ended June 30, 2006.